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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:                                              May 1, 1995
Original Settlement Date:                                         May 25, 1995
Series Number of Class A-1 Certificates:                             441919AE7
Series Number of Class A-2 Certificates:                             441919AF4
Original Sale Balance:                                            $474,825,000
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Servicer Certificate                                             (Page 1 of 3)
Distribution Date:                                                    09/22/97
Investor Certificateholder Floating Allocation Percentage               96.05%
Investor Certificateholder Fixed Allocation Percentage                  97.90%
Aggregate Amount of  Collections                                 11,784,466.77
Aggregate Amount of  Interest Collections                         2,736,859.02
Aggregate Amount of  Principal Collections                        9,047,607.75
Class A Interest Collections                                      2,628,643.61
Class A Principal Collections                                     8,367,813.45
Seller Interest Collections                                         108,215.41
Seller Principal Collections                                        679,794.30
Weighted Average Loan Rate                                              14.17%
Net Loan Rate                                                           13.17%
Weighted Average Maximum Loan Rate                                      19.55%
Class A-1 Certificate Rate                                               5.85%
Maximum Investor Certificate Rate                                       13.17%
Class A-1 Certificate Interest Distributed                        1,170,805.45
Class A-1 Investor Certificate Interest Shortfall before Policy Draw      0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Class A-2 Certificate Rate                                               5.82%
Maximum Investor Certificate Rate                                       13.17%
Class A-2 Certificate Interest Distributed                           51,194.87
Class A-2 Investor Certificate Interest Shortfall before Policy Draw      0.00
Unpaid Class A-2 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-2 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                             8,858,015.13
Alternative Principal Dist. Amount (APDA)                         8,367,813.45
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                   8,367,813.45
Principal  allocable to Class A-1                                 8,015,352.78
Principal allocable to Class A-2                                    352,460.67
SPDA deposited to Funding Account                                         0.00
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
APDA allocable to Class A-2                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Reduction in Certificate Principal Balance due to Current Class A-1
 Liquidation Loss Amount                                            253,674.24
Reduction in Certificate Principal Balance due to Current Class A-2
 Liquidation Loss Amount                                             11,154.87
Cumulative Investor Liquidation Loss Amount                         264,829.11
Total Principal allocable to A-1                                  8,269,027.02
Total Principal allocable to A-2                                    363,615.54
Beginning Class A-1 Certificate Principal Balance               218,227,195.38
Beginning Class A-2 Certificate Principal Balance                 9,596,038.62
Ending Class A-1 Certificate Principal Balance                  209,958,168.36
Ending Class A-2 Certificate Principal Balance                    9,232,423.08
Class A-1 Factor                                                     0.4616241
Class A-2 Factor                                                     0.4616212
Pool Factor (PF)                                                     0.4769296
Retransfer Deposit Amount                                                 0.00

Servicer Certificate                                             (Page 2 of 3)
Distribution Date:                                                    09/22/97
Servicing Fees Distributed                                          191,871.52
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Aggregate Investor Liquidation Loss Amount                          264,829.11
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          239,724,646.36
Ending Pool Balance                                             231,080,627.32
Beginning Invested Amount                                       230,245,821.00
Ending Invested Amount                                          221,613,178.44
Beginning Seller Principal Balance                                9,478,825.36
Ending Seller Principal Balance                                   9,467,448.88
Additional Balances                                                 679,794.30
Beginning Funding Account Balance                                         0.00
Ending Funding Account Balance                                            0.00
Ending Funding Account Balance %(before any purchase of Subsequent Loans)0.00%
Principal Balance of Subsequent Loans                                     0.00
Beginning Reserve Account Balance                                 1,211,294.00
Ending Reserve Account Balance                                    1,211,294.00
Beginning Seller Interest                                              3.5343%
Ending Seller's Interest                                               4.0970%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                       565
     Trust Balance                                               18,705,536.35
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       145
     Trust Balance                                                4,588,111.53
   90+ days (Del Stat 3+)
     No. of Accounts                                                       343
     Trust Balance                                               10,754,025.11
   270+ days (Del Stat 9+)
     No. of Accounts                                                       117
     Trust Balance                                                3,777,819.73
   REO
     No. of Accounts                                                        40
     Trust Balance                                                1,312,375.72
Rapid Amortization Event ?                                                  No
   Failure to make payment within 5 Business Days of Required Date ?        No
   Failure to perform covenant relating to Trust's Security Interest ?      No
   Failure to perform other covenants as described in the Agreement ?       No
   Breach of Representation or Warranty ?                                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?              No
   Subject to Investment Company Act of 1940 Regulation ?                   No
   Servicing Termination ?                                                  No
Event of Default ?                                                          No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security Int? No Failure by Servicer to perform other covenants as described in the Agreemt?No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?       No
   Trigger Event ?                                                          No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                        788,009.71
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Application of Available Funds
 Aggregate Amount of Collections Deposit for principal not used to purchase
  subsequent loans                                               11,784,466.77
 Servicing Fee                                                      191,871.52
 Prinicpal and Interest to Class A-1                              9,439,832.47

Servicer Certificate                                             (Page 3 of 3)
Distribution Date:                                                    09/22/97
 Prinicpal and Interest to Class A-2                                414,810.41
 Seller's portion of Principal and Interest                         788,009.71
 Funds deposited into Funding Account (Net)                               0.00
 Funds deposited into Spread  Account                                     0.00
 Excess funds released to Seller                                    949,942.66
 Total                                                           11,784,466.77

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer
Statement to Certificateholders              (Page 1 of 1)
Distribution Date:                                                    09/22/97
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              96.0460%
Class A Certificateholder Fixed Allocation Percentage                 97.9045%
Beginning Class A-1 Certificate Balance                         218,227,195.38
Beginning Class A-2 Certificate Balance                           9,596,038.62
Class A-1 Certificate Rate                                            5.85281%
Class A-2 Certificate Rate                                            5.82000%
Class A-1 Certificate Interest Distributed                            2.574189
Class A-2 Certificate Interest Distributed                            2.559744
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Class A-2 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          18.180678
Class A-2 Certificate Principal Distributed                          18.180777
   Maximum Principal Distribution Amount                             18.655326
   Scheduled Principal  Distribution Amount (SPDA)                   17.622942
   Accelerated Principal Distribution Amount                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed             0.557740
Total Amount Distributed to Certificateholders                       20.196522
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            209,958,168.36
Ending Class A-2 Certificate Balance                              9,232,423.08
Class A-1 Factor                                                     0.4616241
Class A-2 Factor                                                     0.4616212
Pool Factor (PF)                                                     0.4769296
Unreimbursed Liquidation Loss Amount                                      0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                  0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount         0.00
Class A Servicing Fee                                               191,871.52
Beginning Invested Amount                                       230,245,821.00
Ending Invested Amount                                          221,613,178.44
Beginning Pool Balance                                          239,724,646.36
Ending Pool Balance                                             231,080,627.32
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                       565
     Trust Balance                                               18,705,536.35
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       145
     Trust Balance                                                4,588,111.53
   90+ days (Del Stat 3+)
     No. of Accounts                                                       343
     Trust Balance                                               10,754,025.11
   REO
     No. of Accounts                                                        40
     Trust Balance                                                1,312,375.72
Aggregate Liquidation Loss Amount for Liquidated Loans              125,672.54
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Class A-2 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00